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                                                                      EXHIBIT 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 (No. 333-48355/48355-01) and in the Registration Statements on Form S-8 (Nos. 33-52810, 33-77168, 33-89298, 33-80439, 333-20993,
333-42241, 333-61669, 333-80027, 333-72758 and 333-96011) of Tommy Hilfiger
Corporation of our report dated May 17, 2002 relating to the financial statements which appear in this Form 10-K.


/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

New York, New York
June 24, 2002